UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

Anterix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

Anterix Inc. (the “Company”) today announced that it had filed a Shelf Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) on April 3, 2020. The Company felt it prudent, and in keeping with good corporate practices, to file the Registration Statement at this time to replace the previous shelf registration statement that terminated upon the Company’s follow-on offering in July 2019. Additionally, given its current cash position, which as of December 31, 2019 was approximately $150 million dollars, and the follow-on offering it completed in July 2019 for $94 million dollars in net proceeds, the Company has no current plans to issue any securities under the Registration Statement.

The Registration Statement contains (i) a base prospectus registering the sale of up to $150.0 million in the aggregate of the Company’s securities in one or more offerings over a three year period and (ii) a sales agreement prospectus covering the sale of up to $50.0 million of the Company’s common stock (the “Shares”) pursuant to an amended and restated Controlled Equity Offering Sales Agreement and an amended and restated Sales Agreement (collectively, the “Sales Agreements”) with Cantor Fitzgerald & Co and B. Riley FBR, Inc, respectively (collectively, the “Sales Agents”).  The Company is not obligated to make any sales of Shares under either of the Sales Agreements. The foregoing description of the Sales Agreements is not complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibit 1.2 and Exhibit 1.3, respectively to the Registration Statement and are incorporated herein by reference.

The Company had previously entered into sales agreements with the Sales Agents (the “Prior Sales Agreements”) to sell shares of its common stock under its prior shelf registration statement.  The Company did not sell any shares pursuant to the Prior Sales Agreements, and the current Sales Agreements replace and supersede the Prior Sales Agreements.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Amended and Restated Controlled Equity Offering Sales Agreement, dated April 3, 2020, by and between the Company and Cantor Fitzgerald  & Co. (filed as Exhibit 1.2 to the Registration Statement on Form S-3, filed with the SEC on April 3, 2020 and incorporated herein by reference (File No. 333-237572)).

1.2

Amended and Restated Sales Agreement, dated April 3, 2020, by and between the Company and B. Riley FBR, Inc. (filed as Exhibit 1.3 to the Registration Statement on Form S-3, filed with the SEC on April 3, 2020 and incorporated herein by reference (File No. 333-237572)).

5.1

Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP. (filed as Exhibit 5.2 to the Registration Statement on Form S-3, filed with the SEC on April 3, 2020 and incorporated herein by reference (File No. 333-237572)).

23.1

Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (filed and included in Exhibit 5.2 to the Registration Statement on Form S-3, filed with the SEC on April 3, 2020 and incorporated herein by reference (File No. 333-237572)).

Item

Item

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: April 6, 2020	/s/ Morgan E. O’Brien
Morgan E. O’Brien
Chief Executive Officer